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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                FEBRUARY 1, 2005
                            ------------------------


                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                      000-27038                94-3156479
           --------                      ---------                ----------
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)
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                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 977-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 1, 2005, ScanSoft, Inc. ("ScanSoft") completed its acquisition (the "Acquisition") of all of the outstanding capital stock of Phonetic Systems Ltd., an Israeli corporation ("Phonetic"), pursuant to the payment of the purchase price previously reported in ScanSoft's Current Report on Form 8-K filed on November 18, 2004, which information is incorporated herein by reference. The Acquisition was completed pursuant to an Amended and Restated Agreement and Plan of Merger (the "Amended Agreement"), made and entered into as of February 1, 2005, and effective as of November 15, 2004, by and among ScanSoft, Phonetics Acquisition Ltd., an Israeli corporation and a wholly owned subsidiary of ScanSoft, Phonetic and Magnum Communications Fund L.P., as Shareholder Representative.

The foregoing description of the Acquisition and the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b) All financial information required by this Item 9.01 in connection with ScanSoft's acquisition of Phonetic will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(c) Exhibits

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
2.1 Amended and Restated Agreement and Plan of Merger, made and entered into as of February 1, 2005, and effective as of November 15, 2004, by and among ScanSoft, Phonetics Acquisition Ltd., Phonetic Systems Ltd. and Magnum Communications Fund L.P., as Shareholder Representative.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SCANSOFT, INC.

                                              By:  /s/ James R. Arnold, Jr.
                                                   -----------------------------
                                                   James R. Arnold, Jr.
                                                   Chief Financial Officer


Date:  February 7, 2005
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                                  EXHIBIT INDEX
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
2.1 Amended and Restated Agreement and Plan of Merger, made and entered into as of February 1, 2005, and effective as of November 15, 2004, by and among ScanSoft, Phonetics Acquisition Ltd., Phonetic Systems Ltd. and Magnum Communications Fund L.P., as Shareholder Representative.
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